UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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January 2022 Combination with BCP Raptor Holdco LP Nasdaq: ALTM On January 5, 2022, Altus Midstream Company participated in a conference hosted by Goldman Sachs during which the following materials were presented:

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding Altus Midstream Company’s (“Altus Midstream”) business, operations, strategy, prospects, plans, estimated financial and operating results, and future financial and operating performance and forecasts, as well as similar information about Apache Corporation (“Apache”), Altus Midstream's ability to effect the transactions described herein and the expected benefits of such transactions, and future plans, expectations, and objectives for the post-combination company's operations after completion of such transactions, are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “prospect,” “plan,” “continue,” “seek,” “guidance,” “might,” “outlook,” “possibly,” “potential,” “would,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events that Altus Midstream believes to be reasonable under the circumstances and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Altus Midstream and Apache disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Altus Midstream and Apache caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Altus Midstream and Apache, incident to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, uncertainties inherent in the joint venture pipelines referred to herein, inflation, increased operating costs, construction delays and cost over-runs, lack of availability of equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, regulatory risks (including if Altus Midstream were to become an investment company in the future), the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Altus Midstream’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements or structured or other financing arrangements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from acquisitions, and the scope, duration, and reoccurrence of any epidemics or pandemics (including specifically the coronavirus disease 2019 (COVID-19) pandemic) and the actions taken by third parties, including, but not limited to, governmental authorities, customers, contractors, and suppliers, in response to such epidemics or pandemics. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Altus Midstream’s operations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and subsequently filed Quarterly Reports on Form 10-Q. Altus Midstream’ SEC filings are available publicly on the SEC’s website at www.sec.gov. INFORMATION ABOUT ALPINE HIGH Information in this presentation about Alpine High, including the reserve and production information set forth within, has been provided by, and is the responsibility of, Apache. Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. USE OF PROJECTIONS This presentation contains projections for Altus Midstream, including with respect to Altus Midstream’s gross profit, adjusted EBITDA, net cash flows provided by operating activities, capital investment, growth capital investments, distributable cash flow, free cash flow, net debt, leverage, distribution coverage. Altus Midstream’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only, should not be relied upon as being necessarily indicative of future results, and are subject to the disclaimers under “Forward Looking Statements” above. USE OF NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including gross profit, adjusted EBITDA, net cash flows provided by operating activities, capital investment, growth capital investments, distributable cash flow, free cash flow, net debt, leverage, distribution coverage. Altus Midstream believes these non-GAAP measures are useful because they allow Altus Midstream to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Altus Midstream does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of gross profit, adjusted EBITDA, net cash flows provided by operating activities, capital investment, growth capital investments, distributable cash flow, free cash flow, net debt, leverage, distribution coverage may not be comparable to other similarly titled measures of other companies. Altus Midstream excludes certain items from net (loss) income in arriving at Adjusted EBITDA and distributable cash flow because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA and distributable cash flow should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of operating performance. Certain items excluded from Adjusted EBITDA and distributable cash flow are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA or distributable cash flow. Altus Midstream’s presentation of gross profit, adjusted EBITDA, net cash flows provided by operating activities, capital investment, growth capital investments, distributable cash flow, free cash flow, net debt, leverage, distribution coverage should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, Altus Midstream intends to file a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). In addition, Altus Midstream may file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement (if and when it becomes available) and other documents filed by Altus Midstream with the SEC at Altus Midstream’s website https://www.altusmidstream.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from Altus by directing such request to Altus, to the attention of Corporate Secretary, One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056. PARTICIPANTS IN THE SOLICITATION Altus Midstream and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Altus Midstream’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Altus Midstream’s directors and executive officers by reading Altus Midstream’s definitive proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2021. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Investors and stockholders may obtain free copies of these documents from Altus Midstream using the sources indicated above.

Transaction Highlights All-stock combination creating an unparalleled, fully-integrated Delaware Basin midstream company 50 million ALTM Class C shares to be issued to BCP Raptor Holdco LP (“BCP”) Unitholders Ownership ~50% Blackstone, >20% I Squared Capital, ~20% Apache and >5% Public / Management BCP leadership team (Jamie Welch, CEO) to operate and manage the pro forma Company Pro forma company will adopt a new name at closing BCP is the parent of EagleClaw Midstream comprising EagleClaw Midstream Ventures, the Caprock and Pinnacle Midstream businesses and a 26.7% interest in Kinder Morgan’s Permian Highway Pipeline Committed to maintaining $6.00 per share dividend through 2023(1) 100% cash for Class A common shareholders Targeting at least 5% annual growth thereafter(1) Dividend reinvestment program to be implemented post closing and available to all shareholders Class C shareholders have committed 20% or more of their dividends to DRIP through 2023 Estimated 2022 Adjusted EBITDA of $800MM to $850MM(2) Approximately 35% pipeline transportation / 65% gathering and processing Anticipate $50MM of annual EBITDA synergies by year-end 2023 Minimal future growth capital needs results in high free cash flow conversion Interconnected midstream systems generate >$175MM of capital savings over the next five years Targeted close in 1Q22, subject to Altus shareholder approval Apache has entered into a voting and support agreement to vote in favor of the transaction Redeeming over 15% of Series A Preferred at closing with cash on hand Debt refinancing expected in 1Q22 with strong BB ratings profile Apache is evaluating a new Alpine High development program beginning in 2022 given current attractive economics (1) Subject to Board approval. (2) Includes run-rate EBITDA synergies.

Investment Highlights Creates a leading, pure-play Permian midstream company Only scale publicly-traded pure-play Permian midstream business Solely focused on Permian Basin midstream logistics and long-haul transportation Third-largest natural gas processor in the entire Permian Basin(1) Super-system in the Delaware Basin with integrated pipeline footprint to Gulf Coast demand centers ~2 Bcfpd of processing capacity in the Texas Delaware Basin Ownership in four major Permian to Gulf Coast pipelines: Permian Highway Pipeline and Gulf Coast Express (gas), Shin Oak (NGL) and EPIC Crude (oil) Significant asset and cash flow profile underpinned by diverse customer base and take-or-pay contracts Large, diversified customer base provides earnings from stable sources Nearly 90% of cash flow sourced from natural gas midstream services >80% of 2022E Adjusted EBITDA from current production(2) or take-or-pay contracts JV Pipes supported by take-or-pay obligations under long-term agreements Well-positioned to capture meaningful synergies and pursue future accretive growth opportunities Significant revenue synergies, reduced controllable costs and capital savings Utilize capacity at Diamond Cryo complex to process new third-party gas volumes Conservative financial strategy focused on maintaining and growing the dividend and strong pro forma balance sheet Commitment to achieve 3.5x leverage Expect $6.00/share dividend maintained through 2023, with 5% growth thereafter(3) Management expects strong BB credit ratings (post refinancing) (1) As measured by processing capacity. (2) Assumes no new wells turned-in-line beginning October 1, 2021. (3) Subject to Board approval.

Pro Forma Altus’ Competitive Positioning Combined business opportunistically primed for future growth within the Permian Basin The combined gathering footprint, along with ALTM’s public equity, improves future commercial and consolidation prospects BCP Management team has experience executing strategic M&A transactions and organic growth projects JV Pipelines strongly positioned in the Permian Basin Ownership in three pipelines, which are at the low end of the cost curve for incremental gas and NGL supply to the USGC GCX and PHP provide important feedstock supply to demand pull, export infrastructure (LNG, pipeline exports to Mexico) GCX and PHP supplied with associated (“free”) gas from oil-directed drilling in the Permian Shin Oak provides needed NGL supply to rapidly growing USGC petchem industry and LPG/ethane export terminals Permian geographically advantaged vs. MidCon, Rockies and Northeast supply regions Unique opportunity for investors to participate in a fully-integrated, pure-play Permian company Altus’ JV Pipelines transport residue gas and NGLs from one of the world’s most productive hydrocarbon basins (Permian) to one of the world’s largest natural gas and NGL demand centers (U.S. Gulf Coast)

Critical Infrastructure in One of the World's Most Productive Basins



Culberson
Winkler
Pecos
Jeff Davis
Katy
Mont Belvieu
Sabine Pass
Freeport
Agua Dulce
Corpus Christi
Exports to Mexico
Global LNG
Gas Processing Facilities
Compressor Station
Crude Terminals
SWD
Natural Gas
Crude
Water
Super System Integration Pipelines
Shin Oak
EPIC Crude
Permian Highway
Gulf Coast Express
Apache Area of Dedication
EagleClaw Area of Dedication



34% Pipeline Transportation
Crude JV Pipes 1%
66% Midstream Logistics
NGL JV Pipes 5%
Gas JV Pipes 28%
Gas Gathering & Processing 60%
Water Disposal 3%
Crude Gathering 3%

~2 Bcfpd processing capacity

~850k gathering dedicated acres

~4.1 Bcfpd(1) residue transport

~550 Mbpd (1) NGL transport

Note: Percentages represent 2022E EBITDA.
(1) Gross capacity of joint venture pipelines.

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM 6

Compelling Super-System


Sierra Grande Terminal
Sierra Grande Gas Plant
Loving
Stampede Terminal
Winkler
Reeves
Culberson
Pecos Bend Plant
520 Mmcfpd Cryo
East Toyah Plant
460 Mmcfpd Cryo
Super-System Interconnects
Dew Point NGL
Pecos Plant
260 Mmcfpd Cryo
Diamond Plant
600 Mmcfpd Cryo
Pecos
Jeff Davis
Gas Processing Facilities
Compressor Station
Crude Terminals
SWD
Natural Gas
Crude
Water
Super System Integration Pipelines
Apache Area of Dedication
EagleClaw Area of Dedication
10 Miles

Super-System Highlights

- **Integrated complexes (Diamond Cryo, East Toyah, Pecos Bend, Pecos)**
- **Enhances operational reliability and flow assurance**
  - System wide amine treating improves operational flexibility
- **Significant NGL optionality across the system**
  - Owned intrabasin NGL pipeline access multiple downstream pipelines
  - Connectivity to Shin Oak, Grand Prix and Lone Star
- **West System connection allows for bi-directional throughput capacity of 500 Mmcfpd**
  - $25-30MM capital investment to integrate the systems
- **Excess Altus compression and amine treating to be relocated**
  - Creates meaningful revenue and cost synergies

Pro Forma Midstream Logistics Assets

Natural Gas	• ~2 Bcfpd of cryogenic processing capacity • ~1,400 miles of gathering, NGL and residue pipelines • ~850,000 dedicated acres • ~30 customers
Crude	• >200 miles of oil gathering pipeline • 90,000 barrels of storage capacity
Water	• ~75 miles of water gathering pipeline • >500 Mbpd of injection capacity

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM 7

Rapidly Accelerating Activity Across Pro Forma Footprint

Recent Southern Delaware Basin M&A by Acquiror


Conoco
Loving
Winkler
Percussion
Reeves
Ward
Continental
EOG
Chevron
Callon
Colgate
Forge
Henry
EagleClaw Area of Dedication

Indexed Delaware Basin Rig Count by County


Reeves
Loving
Culberson
Ward
Lea
Eddy
Reeves County leads the Delaware Basin, with active rig counts increasing 3x since the trough
Indexed Rig Count
450
400
350
300
250
200
150
100
50
-
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
300
289
217
200
189
124

Note: As of December 2021.
Source: Enverus.

8

A Full-Service, Integrated Midstream Model Produced Water Natural Gas Crude Oil Natural Gas Pipelines Water Pipelines Crude Oil Pipeline Trucks Intrabasin Natural Gas Pipelines Intrabasin NGL Pipelines Residue Gas Takeaway Pipelines Mixed NGLs Takeaway Pipelines Crude Oil Takeaway Pipelines Permian Highway and Gulf Coast Express Gas Processing Storage Water Disposal Well Shin Oak EPIC Crude

Pro Forma Organizational Structure (Prior to Refinancing)


Apache
Public Investors
Blackstone
I SQUARED CAPITAL
Altus Midstream[1]
(ALTM)
$800MM Credit Facility
Altus Midstream LP
$661MM Series A Preferred[2]
100% interest
100% interest
Midstream Logistics
Pipeline Transportation
100% interest
100% interest
100% interest
100% interest
16% interest
53% interest
33% interest
15% interest
BCP Raptor I (EagleClaw + Pinnacle G&P)
BCP Raptor II (Caprock G&P)
Alpine High Gathering and Processing
Delaware Link Pipeline
Gulf Coast Express Pipeline
Permian Highway Pipeline[3]
Shin Oak NGL Pipeline
EPIC Crude Pipeline
$125MM Super Senior Credit Facility
$60MM Super Senior Credit Facility
~$490MM Senior Term Loan A[4]
~$1.18Bn Senior Term Loan B[4]
~$640MM Senior Term Loan B[4]

Prior to a refinancing, additional dividend cash flow benefit from BCP PHP, BCP Raptor II and tangible synergies
- Loans at BCP's operating subsidiaries present no crossover or upstream risks / claims to ALTM
- Blackstone, I Squared and Apache will reinvest in new shares for at least 20% of their dividends through 2023, which ensures cash dividends to Class A common stock and accelerated redemption of the Series A preferred

(1) Blackstone, Apache and I Squared each hold common units in Altus Midstream LP and Class C shares in ALTM that can together be redeemed for Class A Shares in ALTM.
(2) Reflects 660,694 units outstanding as of September 30, 2021 at the original issuance price.
(3) BCP Raptor's 26.7% ownership interest in PHP is subject to a project finance Term Loan A facility.
(4) As of September 30, 2021.

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM

10

Pro Forma Organizational Structure (Post Refinancing)

Fully unsecured pro forma capital structure
- No asset level or structurally senior debt
- Overall refinancing contemplates long-dated Notes/Bonds
- New Revolving Credit Facility will ensure adequate liquidity
- Target investment grade ratings within two years of closing
- Aiming to redeem the Series A preferred by year-end 2023


Altus Midstream
(ALTM)
New Revolving Credit Facility
New Senior Notes
Altus Midstream LP
$661MM Series A Preferred(1)
100% interest
100% interest
Midstream Logistics
Pipeline Transportation
100% interest
100% interest
100% interest
BCP Raptor I (EagleClaw + Pinnacle G&P)
BCP Raptor II (Caprock G&P)
Alpine High Gathering and Processing
100% interest
16% interest
53% interest
33% interest
15% interest
Delaware Link Pipeline
Gulf Coast Express Pipeline
Permian Highway Pipeline
Shin Oak NGL Pipeline
EPIC Crude Pipeline

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM 11

(1) Reflects 660,694 units outstanding as of September 30, 2021 at the original issuance price.

Overview of BCP Raptor Holdco

History and Timeline of BCP

- EagleClaw Midstream Ventures was formed in 2012
- Blackstone and I Squared acquired their ownership in June 2017 and November 2018, respectively

August 2012
EagleClaw Midstream Ventures formed with equity commitment from EnCap Flatrock

December 2014
Acquired gas gathering and processing assets from BHP Billiton

August 2016
Acquired PennTex Midstream Partners Permian assets

June 2017
Blackstone Energy Partners acquires EagleClaw Midstream

June 2018
Signed major, long-term agreement with Shell

September 2018
Announced FID on Permian Highway Pipeline as co-developer with KMI

November 2018
Acquired Caprock Midstream

November 2018
Acquired Pinnacle Midstream and received equity investment from I Squared Capital

May 2019
Acquired PDC Energy Permian gathering assets

2020
Midstream services expanded to BP, Conoco and Exxon

October 2021
Announced merger with Altus Midstream

2021
Partnership with KMI on Permian Pass Pipeline (P3)

13

BCP Assets and Operations

- Full-service, midstream platform with strong operating and safety record
  - Weighted avg. contract life of ~12 years[1]
  - Over 1 Bcfpd of rich-gas volumes

1. Gas gathering, compression and processing assets with ~1.3 Bcfpd of capacity
   - a. East Toyah: 460 Mmcfpd of capacity
   - b. Pecos Bend: 520 Mmcfpd of capacity
   - c. Pecos: 260 Mmcfpd of capacity
   - d. Sierra Grande: 60 Mmcfpd of capacity
   - e. Residue takeaway via El Paso 1600, Comanche Trail, Roadrunner, Oasis and Delaware Link[2] to Waha
   - f. NGLs takeaway to Lone Star / Grand Prix
2. Crude gathering assets centralized at the Stampede and Sierra Grande systems in northern Reeves and Culberson counties
3. Water gathering and disposal in northern Reeves County
4. BCP is a partner in Permian Highway Pipeline

BCP Asset Map



Loving
Winkler
Ward
Culberson
Reeves
Pecos
Sierra Grande Terminal
d
Sierra Grande Gas Plant
Stampede Terminal
b
Pecos Bend Plant
520 Mmcfpd Cryo
a
East Toyah Plant
460 Mmcfpd Cryo
c
Pecos Plant
260 Mmcfpd Cryo
e
Waha Hub
Energy Markets
Gas Processing Facilities
Crude Terminals
SWD
Natural Gas 1
NGL f
Crude 2
Water 3
Permian Highway 4
EagleClaw Area of Dedication
0 5 10 20 Miles

(1) Weighted average remaining contract life of BCP's gas gathering and processing agreements as of September 30, 2021.
(2) Delaware Link expected in-service date is 2023.

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM

14

23% A-rated companies 4% A-rated companies 2020 Gross Profit by Customer Credit Rating 2022E Gross Profit by Customer Credit Rating Non-rated expected to be down ~60% from 2020 Migration to a Stronger Credit Profile Development activity benefitted from high grading customer credit quality with improved cost of capital and capital access

Potential Targa Grand Prix Pipeline Dropdown Opportunity

Blackstone (pro forma ALTM's largest shareholder) owns a 25% interest in Grand Prix, which if dropped into ALTM, would drive additional cash flow accretion

Historical Throughput Volumes (Mbpd)(1)



500
400
300
200
100
--
132
266
262
256
301
355
343
392
417
~128% YoY Growth
~38% YoY Growth
Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21

Ownership Structure



TARGA
STONEPEAK
5% interest
95% interest
TARGA
Grand Prix DevCo
Blackstone
55% interest
20% interest
25% interest
Grand Prix Pipeline LLC

Grand Prix' Connectivity Throughout the Permian



Delaware Basin
Midland Basin
Mont Belvieu
Pro Forma Altus Processing
Targa Processing
Third Party Processing
Pro Forma Altus Gathering
Targa Gathering
Grand Prix Pipeline

Source: Company Filings.
(1) Throughput volumes represent total NGLs delivered by Grand Prix to Mont Belvieu.

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM 16

Pro Forma Financial and ESG Overview

Pro Forma Financial Summary

▶ **Strong volume performance and cost management leads to impressive earnings and cash flow growth**

- Preliminary 2022E Adjusted EBITDA estimate of $800MM to $850MM[1]
- >10% YoY Adjusted EBITDA growth vs. ~1% decline for peers[2]
- Deleveraged capital structure, targeting 3.5x leverage by 2023

▶ **Midstream system built out and capital light outlook drives robust free cash flow generation and conversion**

- Dividend reinvestment plan available to all shareholders
- Class C shareholders committed to reinvest dividends through 2023[4]
- Pro forma 2022 cash dividend coverage expected to be >1.75x[5]
- Capital allocation priority to redeem preferred by year-end 2023
- Debt refinancing expected in 1Q22
- Capital savings of over $175MM in next five years

2022E Adjusted EBITDA by Segment



34% Pipeline Transportation
Gas Transportation 28%
Midstream Logistics 66%
Liquids Transportation 6%
>80% Current Production or Take-or-Pay(3)

Pro Forma ALTM vs. Peers[2]



2022E YoY EBITDA Growth
>10%
(1%)
PF ALTM
Peer Average
Leverage(6)
3.5x
3.8x
PF ALTM Target
Peer Average

Note: Percentages represent 2022E Adjusted EBITDA.
(1) Includes run-rate EBITDA synergies.
(2) Wall Street research and Factset as of December 31, 2021. Peers include EPD, ET, KMI, MMP, MPLX, OKE, PAA, WMB.
(3) Assumes no new wells turned-in-line beginning October 1, 2021.
(4) Subject to Board approval.
(5) Assumes 20% DRIP to Class C stockholders.
(6) Peer leverage equals total debt less cash as of 9/30/2021 divided by 2022E Consensus Adjusted EBITDA.

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM

18

Expect $50MM+ of Annual EBITDA Synergies System integration unlocks over $30MM per year Processing enhancement and optimization Ability to leverage Altus’ idle treating equipment Replace leased compression on EagleClaw system with excess equity compression from Altus $20MM per year of immediate, tangible cost synergies G&A reduction and COMA(1) termination with Apache Adoption of BCP’s current operating cost structure across the pro forma company (1) Construction, Operations and Maintenance Agreement.

As % of Cash Flow From Operations(1) Return of Capital to Shareholders(2)/ CFFO 2022E FCF Yield(3) ~70% ~12%(5) 59% 11% 63% 4% 37% 5% 30% (2%) 41% 5% 30% 5% 18% 11% Capital Allocation Trends Across S&P 500 Sectors Source: Wall Street Research; Factset as December 31, 2021. (1) 2022E consensus estimates for median of S&P 500 firms. (2) Calculated as dividends plus equity repurchase/preferred equity redemption. (3) Calculated as 2022E free cash flow divided by current market capitalization. (4) Pro forma Altus represents full year 2022E preliminary estimate and excludes one time integration capex. (5) Calculated as FCF per share divided by 30-day VWAP as of December 31, 2021. (6) Median figures for peer set: EPD, ET, KMI, MMP, MPLX, OKE, PAA, WMB. (4) Capex Dividends / Equity Repurchases / Preferred Equity Redemption (6) Select S&P 500 Sectors Fully funded through CFFO Requires external funding Capital light business and management’s focus on returning capital to shareholders responsible for expected outperformance to peers

Strong Cash Flows Underpinned by Quality Counterparties 2022E Gross Profit Weighted Remaining Contract Life 2022E Gross Profit by Customer Credit Rating ~11 years weighted average remaining term Weighted average customer credit rating is investment grade at BBB- ~46% of Gross Profit from Investment Grade Counterparties Note: Credit ratings as of December 2021.

Pro Forma Company Committed to Strong Governance Board Governance Management Experienced Board consisting of 11 Directors Four directors will be independent Six directors nominated by Blackstone, I Squared and Apache CEO will serve as a Director Independent directors will chair committees and serve on Audit Committee Pro forma Company will incorporate listing exchange and public company governance requirements Combination enhances corporate governance profile No IDRs Annual election of directors BCP management to assume current roles at Altus Executives aligned with long-term interests of ALTM’s stakeholders and strategy ESG metrics incorporated into executive compensation framework BCP management established and implemented best-in-class sustainability practices

Pro Forma Leadership Team



Jamie Welch
President & CEO
Trevor Howard
VP, Finance & Planning
Matt Wall
Chief Operating Officer
Annie Psencik
Chief Strategy Officer
Todd Carpenter
General Counsel
Steve Stellato
Chief Administrative Officer & Chief Accounting Officer
Kris Kindrick
VP, Commercial
Tyler Milam
VP, Commercial
Lane Wise
VP, Operations
Mike Hanson
VP, Engineering & Construction
Wesley Carter
VP, EHS
Adrian Maggard
VP, Measurement
Jake Loden
VP, Controller

Name	Description
Jamie Welch *President & CEO*	• Group Chief Financial Officer and Head of Business Development for the Energy Transfer Group • Head of EMEA Investment Banking and Head of Global Energy at Credit Suisse
Steve Stellato *CAO & CAO*	• Chief Accounting Officer of CST Brands and CrossAmerica Partners • Controller of Energy Transfer Partners
Matt Wall *COO*	• Vice President of Operations for EagleClaw • Manager of Engineering at Aka Energy Group
Todd Carpenter *General Counsel*	• Associate General Counsel for Energy Transfer Partners • General Counsel for Regency Energy Partners
Anne Psencik *Chief Strategy Officer*	• Head of Marketing and Midstream at AEP • Various Vice President roles within Commercial groups at Enterprise, Shell and Buckeye
Trevor Howard *VP, Finance & Planning*	• Investment professional at Blackstone's energy private equity fund • Analyst at Glenview Capital and Barclays
Kris Kindrick *VP, Commercial*	• Director of Commercial for EagleClaw • Various Commercial roles (Midstream, Interstate Pipelines) for Energy Transfer Partners
Tyler Milam *VP, Commercial*	• Various Director-level positions within EagleClaw's Engineering and Commercial groups • Drilling / Production Engineer at BOPCO

EAGLECLAW MIDSTREAM ALTUS MIDSTREAM 23

Focus on Sustainability and Community BCP’s 2020 ESG Report Pro Forma Altus to adopt BCP’s sustainability standards while incorporating Altus best practices 2021 ESG Report to be published mid-2022 BCP’s inaugural ESG report with detail on par with public midstream peers BCP facilities powered with 100% renewable electricity Seek to “green” the Alpine High G&P system Emissions monitoring and leak detection at facilities 24/7 FLIR infrared camera monitoring Fugitive methane detection Optimize use of electric compression assets Ensure vendor alignment with environmental practices Member of several organizations promoting environmental responsibility (The Environmental Partnership, ONE Future) Implemented social investment model to support Houston and West Texas communities Sustainable Reporting Key Initiatives

Key Takeaways Commitment to achieve 3.5x leverage 2 Sector leading free cash flow conversion 3 Combination creates the third-largest processor in the Permian Basin and the largest in the Delaware Basin(2) 4 Significant revenue synergies, reduced controllable costs and capital savings 6 Committed to leading the industry in sustainability standards 7 $6.00 per share dividend through 2023 with 5% growth thereafter(1) 1 (1) Subject to Board approval. (2) As measured by processing capacity. Broader customer diversification and enhanced growth outlook 5

BARRELS OF CRUDE STORAGE CAPACITY HORSEPOWER OF GAS COMPRESSION CAPACITY Pro Forma Altus at a Glance DEDICATED ACRES OF CRUDE & WATER PIPELINES (1) THE LARGEST INTEGRATED MIDSTREAM COMPANY IN THE DELAWARE BASIN Offices in Midland and Houston, TX OPERATES 4 MAJOR COMPLEXES & OVER 1,700 MILES OF PIPELINE ACROSS FIVE COUNTIES IN TEXAS SERVES NEARLY 850,000 470,000 500,000+ 90,000 OVER 1.9 Bcfpd NEARLY 2,000 MILES OF GAS & NGL PIPELINES MANAGES OVER HAS A CAPACITY OF MAINTAINS OVER BARRELS/DAY OF WATER INJECTION CAPACITY OF PROCESSING CAPACITY MIDSTREAM LOGISTICS FOR INTEREST IN INTERESTS IN OWNS NEARLY NEARLY 30 CUSTOMERS 550 Mbpd 4.1 Bcfpd 400 MILES OF NGL TAKEAWAY CAPACITY OF RESIDUE GAS TAKEAWAY EQUITY INTERESTS IN LONG-HAUL PIPELINES: 53% OF PHP 16% OF GCX 33% OF SHIN OAK 15% OF EPIC CRUDE POTENTIAL FOR DROPDOWN: 25% OF GRAND PRIX (1) (2) (1) Includes proportionate mileage of joint venture pipelines. (2) Excludes Blackstone’s interest in Grand Prix.

Glossary of Terms Gross Profit is defined as revenues less cost of goods sold (exclusive of depreciation and amortization) Adjusted EBITDA (EBITDA) is defined as net income (loss) including noncontrolling interest before financing costs (net of capitalized interest), net interest expense, income taxes, depreciation, and accretion and adjusting for such items, as applicable, from income from equity method interests. Net Cash Flows Provided by Operating Activities (CFFO) represents net income (loss) plus depreciation and amortization, changes in net working capital and other non-cash items Capital investment (Capital) is defined as costs incurred in midstream activities, adjusted to exclude asset retirement obligations revisions and liabilities incurred, while including amounts paid during the period for abandonment and decommissioning expenditures Growth capital investments is defined as Capital Investment plus Altus’ proportionate share of capital in relation to equity method interests less midstream maintenance capital costs incurred Distributable cash flow (DCF) is defined as Adjusted EBITDA less equity interests’ Adjusted EBITDA plus cash distributions from equity interests less maintenance capex, cash tax, preferred unit distributions (whether in kind or in cash) and interest expense Free cash flow (FCF) is defined as DCF less growth capital investments Net debt is defined as gross debt less cash Leverage is defined as net debt divided by Adjusted EBITDA Distribution Coverage is defined as DCF divided by cash dividends. Assumes $6.00/share common dividend, 20% DRIP to Blackstone, I Squared and Apache

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Altus Midstream Company (the “Company”) intends to file a proxy statement with the Securities and Exchange Commission (“SEC”) and also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You may also obtain the Company’s documents on its website at www.altusmidstream.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 23, 2021, for its 2021 annual meeting of stockholders. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included or incorporated by reference in this document, including, without limitation, statements about the Company’s ability to effect the transactions; the expected benefits of the transactions; future dividends; and future plans, expectations, and objectives for the combined company’s operations after completion of the transactions, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected costs, prospects, plans, and objectives of management, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “continue,” “seek,” “guidance,” “might,” “outlook,” “possibly,” “potential,” “prospect,” “should,” “would,” or similar terminology, but the absence of these words does not mean that a statement is not forward looking.

While forward-looking statements are based on assumptions and analyses made by the Company that the Company believes to be reasonable under the circumstances, whether actual results and developments will meet expectations and predictions depend on a number of risks and uncertainties which could cause actual results, performance, and financial condition to differ materially from expectations. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s Quarterly Reports on Form 10-Q, filed with the SEC for a discussion of risk factors that affect the Company’s business. Any forward-looking statement made in this document speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.